UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21147

Eaton Vance California Municipal Bond Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Bond Funds

Annual Report

September 30, 2013

Municipal (EIM)    •    California (EVM)    •     New York (ENX)

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2013

Eaton Vance

Municipal Bond Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Municipal Bond Fund	4
California Municipal Bond Fund	5
New York Municipal Bond Fund	6

Endnotes and Additional Disclosures	7

Financial Statements	8

Report of Independent Registered Public Accounting Firm	36

Federal Tax Information	37

Annual Meeting of Shareholders	38

Dividend Reinvestment Plan	39

Board of Trustees’ Contract Approval	41

Management and Organization	44

Important Notices	47

Eaton Vance

Municipal Bond Funds

September 30, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the first seven months of the fiscal year ended September 30, 2013, interest rates declined to historic lows, driven by highly accommodative monetary policies instituted by central banks around the world. In December 2012, the U.S. Federal Reserve (the Fed) replaced Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasuries each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun just a few months before. These actions combined to put extraordinary downward pressure on yields, driving investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first seven months of the period in response to strong investor demand.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline dramatically in value.

Historic outflows had a particularly significant effect on the municipal bond market because, unlike other domestic fixed-income asset classes, the municipal market is primarily retail based and is generally impacted more by the actions of small individual investors than other fixed-income asset classes. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income classes, heavy selling in municipals continued through August 2013. The selling abated in September 2013, after the Fed surprised the markets again by postponing its tapering of QE that many investors had thought was imminent. The Barclays Municipal Bond Index2 — an unmanaged index of municipal bonds traded in the United States — declined 2.21% for the one-year period, while the Funds’ benchmark, the Barclays Long (22+) Year Municipal Bond Index (the Index), lost 5.06%.

During the period, additional pressure on the municipal market came from the city of Detroit’s bankruptcy filing on July 18, 2013 and heightened attention to Puerto

Rico’s fiscal woes throughout September 2013. Although Detroit’s bankruptcy was not a surprise, because the city’s fiscal problems had been well-documented for many years, the bankruptcy’s negative headlines injected additional fear into the municipal bond market. That fear, combined with Puerto Rico’s well-publicized fiscal challenges, drove both institutional and retail investors to sell Puerto Rico bonds, exerting additional downward pressure on the market value of the bonds in late August and September 2013 as the Funds’ fiscal year was ending.

Fund Performance

For the fiscal year ended September 30, 2013, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund shares at net asset value (NAV) all underperformed the -5.06% return of the Index.

The Funds’ overall strategy is to invest normally in higher-quality bonds (rated A7 or higher) with maturities of 10 years or more in order to capture their typically higher yields and a greater income stream.

Management hedges to various degrees against the greater potential risk of volatility at the long end of the yield curve by using Treasury futures and/or interest-rate swaps in seeking to mitigate risk. As a risk management tactic within the Funds’ overall strategy, interest-rate hedging is intended to moderate performance on both the upside and the downside of the market. During this period of negative performance by municipal bonds, the Funds’ hedging through Treasury futures mitigated some of the downside and, thus, added to the Funds’ performance relative to the Index.

The Funds’ use of leverage6 hurt performance versus the Index during the period. In managing the Funds, management holds leverage to seek to enhance the Funds’ tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market. Leverage magnifies a fund’s exposure to its underlying investments in both up and down markets. During this period of negative performance by municipal bonds, leverage was a key detractor from the Funds’ performance versus the Index.

Fund-specific Results

Eaton Vance Municipal Bond Fund shares at NAV returned -7.59%, underperforming the -5.06% return of the Index. The chief detractors from performance versus the Index were leverage, security selection in the education sector and

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Bond Funds

September 30, 2013

Management’s Discussion of Fund Performance — continued

security selection in bonds with maturities of 10-20 years. The main contributors to performance relative to the Index were an underweighting and security selection in Puerto Rico bonds, security selection in zero-coupon bonds and BBB-rated bonds, and the Fund’s hedging strategy.

Eaton Vance California Municipal Bond Fund shares at NAV returned -6.18%, underperforming the -5.06% return of the Index. In addition to leverage, detractors from results versus the Index included security selection in AAA-rated bonds and an underweighting in the housing sector. Contributors to relative performance versus the Index included an under-weighting and security selection in both Puerto Rico bonds and BBB-rated bonds. Security selection in zero-coupon bonds and the Fund’s hedging strategy aided results versus the Index as well.

Eaton Vance New York Municipal Bond Fund shares at NAV returned -7.16%, underperforming the -5.06% return of the Index. Key detractors from performance versus the Index included leverage, security selection in AAA-rated bonds and security selection in electric utility bonds. Significant contributors to performance versus the Index included the Fund’s hedging strategy and underweights in Puerto Rico bonds, BBB-rated bonds and bonds with maturities of 30 years or more.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Municipal Bond Fund

September 30, 2013

Performance2,3

Portfolio Manager William H. Ahern, Jr., CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	-7.59%	9.40%	5.14%
Fund at Market Price	—	-15.17	7.97	5.32
Barclays Long (22+) Year Municipal Bond Index	—	-5.06%	7.24%	4.82%

% Premium/Discount to NAV[4]
				-5.86%

Distributions[5]
Total Distributions per share for the period				$0.766
Distribution Rate at NAV				6.24%
Taxable-Equivalent Distribution Rate at NAV				11.02%
Distribution Rate at Market Price				6.63%
Taxable-Equivalent Distribution Rate at Market Price				11.71%

% Total Leverage[6]
Residual Interest Bond (RIB)				42.17%

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	10.6%	BBB	4.9%
AA	59.4	BB	0.6
A	23.9	Not Rated	0.6

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

California Municipal Bond Fund

September 30, 2013

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	-6.18%	7.29%	4.37%
Fund at Market Price	—	-13.60	5.41	3.82
Barclays Long (22+) Year Municipal Bond Index	—	-5.06%	7.24%	4.82%

% Premium/Discount to NAV[4]
				-10.25%

Distributions[5]
Total Distributions per share for the period				$0.654
Distribution Rate at NAV				5.68%
Taxable-Equivalent Distribution Rate at NAV				11.58%
Distribution Rate at Market Price				6.33%
Taxable-Equivalent Distribution Rate at Market Price				12.90%

% Total Leverage[6]
RIB				42.46%

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	11.8%	BBB	3.8%
AA	55.5	Not Rated	2.8
A	26.1

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

5

Eaton Vance

New York Municipal Bond Fund

September 30, 2013

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	08/30/2002	-7.16%	8.05%	4.60%
Fund at Market Price	—	-17.05	7.20	4.33
Barclays Long (22+) Year Municipal Bond Index	—	-5.06%	7.24%	4.82%

% Premium/Discount to NAV[4]
				-9.42%

Distributions[5]
Total Distributions per share for the period				$0.688
Distribution Rate at NAV				5.40%
Taxable-Equivalent Distribution Rate at NAV				10.46%
Distribution Rate at Market Price				5.96%
Taxable-Equivalent Distribution Rate at Market Price				11.55%

% Total Leverage[6]
RIB				41.34%

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	13.8%	BBB	7.1%
AA	49.4	Not Rated	1.5
A	28.2

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

Municipal Bond Funds

September 30, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, ordinary income, net realized capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

7

Eaton Vance

Municipal Bond Fund

September 30, 2013

Portfolio of Investments

Tax-Exempt Municipal Securities — 171.0%

Security	Principal Amount (000’s omitted)	Value

Education — 16.6%
California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/38(1)	$9,750	$10,443,127
Connecticut Health and Educational Facilities Authority, (Wesleyan University), 5.00%, 7/1/39(1)	14,700	15,244,194
Houston, TX, Higher Education Finance Corp., (William Marsh Rice University), 5.00%, 5/15/35(1)	15,000	16,451,550
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	5,810	6,867,711
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/30	8,325	9,596,228
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,000	2,102,060
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	8,790	9,780,633
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	15,300	16,134,615
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38(1)	13,500	14,359,680
Tennessee School Bond Authority, 5.50%, 5/1/38	5,000	5,372,550
University of California, 5.25%, 5/15/39	4,450	4,729,816
University of Colorado, (University Enterprise Revenue), 5.25%, 6/1/36(1)	10,000	10,722,500
University of Massachusetts Building Authority, 5.00%, 11/1/39(1)	14,175	14,827,475
University of North Carolina at Charlotte, 5.00%, 4/1/32	2,090	2,225,432

		$138,857,571

Electric Utilities — 3.7%
JEA St. Johns River Power Park System Revenue, FL, 4.00%, 10/1/32(1)	$10,000	$9,689,000
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	10,000	9,928,600
South Carolina Public Service Authority, (Santee Cooper), 5.50%, 1/1/38	7,110	7,517,118
Wyandotte County/Kansas City, KS, Unified Government Board of Public Utilities, 5.00%, 9/1/36	3,425	3,542,512

		$30,677,230

Security	Principal Amount (000’s omitted)	Value

General Obligations — 16.1%
Bloomfield Hills Schools, MI, 4.00%, 5/1/37	$750	$710,437
Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	8,320	8,618,522
City & County of San Francisco, CA, (Earthquake Safety & Emergency Response), 4.00%, 6/15/27	9,080	9,300,281
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/1/32	3,000	3,169,950
Florida Board of Education, 5.00%, 6/1/31	10,000	10,881,600
Hawaii, 5.00%, 12/1/29	7,620	8,402,879
Hawaii, 5.00%, 12/1/30	6,500	7,119,515
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36(1)	2,000	2,122,040
Mississippi, (Capital Improvements Projects), 5.00%, 10/1/30(1)	10,000	10,871,700
Mississippi, (Capital Improvements Projects), 5.00%, 10/1/36	15	15,850
Mississippi, 5.00%, 10/1/36(1)	12,075	12,759,411
New York, 5.00%, 12/15/30	2,660	2,902,725
New York, NY, 5.00%, 10/1/32	10,000	10,679,600
North East Independent School District, TX, (PSF Guaranteed), 5.25%, 2/1/28	2,000	2,353,400
Northside Independent School District, TX, (PSF Guaranteed), 5.00%, 6/15/35	180	191,353
Northside Independent School District, TX, (PSF Guaranteed), 5.00%, 6/15/35(1)	12,250	13,022,607
Oregon, 5.00%, 8/1/35(1)	6,750	7,167,217
Oregon, 5.00%, 8/1/36	2,000	2,116,740
Port of Houston Authority of Harris County, TX, 5.00%, 10/1/35	7,500	8,282,775
Virginia Beach, VA, 4.00%, 4/1/27	690	715,958
Virginia Beach, VA, 4.00%, 4/1/28	2,820	2,897,832
Washington, 4.00%, 7/1/28(1)	10,000	10,169,700

		$134,472,092

Hospital — 10.0%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,000	$1,063,800
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	1,770	1,864,872
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	11,570	11,695,419
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,520	2,337,199
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	860	860,086
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	4,535	4,549,013

8	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.50%, 7/1/38(2)	$2,790	$2,886,618
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,900	3,901,755
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	7,190	7,292,889
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	8,310	2,057,307
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	10,000	2,053,900
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	5,355	5,161,684
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.25%, 7/1/35	4,385	4,524,837
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Cook Children’s Medical Center), 5.25%, 12/1/39	7,500	7,725,900
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Scott & White Healthcare), 5.25%, 8/15/40	6,105	6,240,592
West Virginia Hospital Finance Authority, (United Health System), 5.375%, 6/1/38(2)	7,605	7,782,881
Wisconsin Health & Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 5.00%, 11/15/41	35	35,254
Wisconsin Health & Educational Facilities Authority, (Ascension Health Alliance Senior Credit Group), 5.00%, 11/15/41(1)	11,500	11,583,375

		$83,617,381

Industrial Development Revenue — 0.8%
Maricopa County, AZ, Pollution Control Corp., (El Paso Electric Co.), 4.50%, 8/1/42	$4,245	$3,689,414
St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	2,840	2,818,615

		$6,508,029

Insured – Education — 3.1%
Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(3)	$15,900	$17,764,593
Miami-Dade County, FL, Educational Facilities Authority, (University of Miami), (AMBAC), (BHAC), 5.00%, 4/1/31	7,865	8,219,318

		$25,983,911

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 3.8%
American Municipal Power-Ohio, Inc., OH, (Prairie State Energy Campus), (AGC), 5.75%, 2/15/39	$5,000	$5,312,350
Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.50%, 5/1/33	1,350	1,487,538
Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	13,895	13,353,512
Paducah, KY, Electric Plant Board, (AGC), 5.25%, 10/1/35	2,735	2,886,054
South Carolina Public Service Authority, (Santee Cooper), (BHAC), 5.50%, 1/1/38	7,840	8,641,326

		$31,680,780

Insured – Escrowed / Prerefunded — 0.6%
Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), Prerefunded to 11/15/14, 6.125%, 11/15/39	$3,950	$4,211,451
Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), Prerefunded to 11/15/14, 6.25%, 11/15/44	1,050	1,120,980

		$5,332,431

Insured – General Obligations — 11.2%
Cincinnati, OH, City School District, (AGM), (FGIC), 5.25%, 12/1/30	$3,750	$4,290,150
Clark County, NV, (AMBAC), 2.50%, 11/1/36	11,845	7,978,437
Frisco, TX, Independent School District, (AGM), (PSF Guaranteed), 2.75%, 8/15/39	9,530	7,349,345
Kane, Cook and DuPage Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	39,750	29,277,068
King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37(1)	7,000	7,106,890
Palm Springs, CA, Unified School District, (AGC), 5.00%, 8/1/32	8,955	9,347,766
Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38	95	95,517
Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38(1)	10,950	11,009,568
Schaumburg, IL, (BHAC), (FGIC), 5.00%, 12/1/38(1)	12,750	13,454,942
Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	4,275	4,061,464

		$93,971,147

Insured – Hospital — 16.6%
Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.375%, 1/1/32	$8,250	$8,610,360

9	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital (continued)
California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.05%, 8/15/38(1)	$11,000	$11,060,720
Colorado Health Facilities Authority, (Catholic Health), (AGM), 5.10%, 10/1/41(1)	11,500	11,539,100
Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	15,500	16,369,550
Highlands County, FL, Health Facilities Authority, (Adventist Health System), (NPFG), 5.00%, 11/15/35	3,795	3,811,091
Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	15,000	15,066,144
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(1)	2,500	2,521,650
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,625	2,772,367
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	1,675	1,786,388
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(1)	19,150	18,661,292
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series II, (AGC), 5.00%, 7/1/38	535	542,752
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series V, (AGC), 5.00%, 7/1/38	405	410,868
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series V, (AGC), 5.00%, 7/1/38(1)	3,200	3,246,368
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	13,115	13,514,221
Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), 6.00%, 8/15/39	5,795	6,201,635
Washington Health Care Facilities Authority, (Providence Health Care), Series C, (AGM), 5.25%, 10/1/33(1)	8,700	9,190,854
Washington Health Care Facilities Authority, (Providence Health Care), Series D, (AGM), 5.25%, 10/1/33(1)	12,605	13,378,443

		$138,683,803

Insured – Industrial Development Revenue — 1.1%
Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (BHAC), 5.00%, 10/1/39(1)	$9,000	$9,153,900

		$9,153,900

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 5.0%
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	$2,910	$3,170,998
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	24,000	25,000,800
Tri-Creek Middle School Building Corp., IN, (AGM), 5.25%, 1/15/34(1)	13,000	13,392,600

		$41,564,398

Insured – Other Revenue — 4.5%
Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	$25,875	$25,710,176
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	16,795	4,539,353
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	6,750	7,864,020

		$38,113,549

Insured – Solid Waste — 0.6%
Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/24	$2,760	$3,157,937
Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/26	1,575	1,764,220

		$4,922,157

Insured – Special Tax Revenue — 6.3%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$17,940	$15,192,848
Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	18,035	10,763,288
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	15,000	11,684,700
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	28,945	3,662,121
Utah Transportation Authority, Sales Tax Revenue, (AGM), 4.75%, 6/15/32(1)	10,800	11,083,175

		$52,386,132

Insured – Student Loan — 0.9%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$7,150	$7,670,592

		$7,670,592

Insured – Transportation — 22.9%
Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34(1)	$21,640	$20,874,162

10	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$2,500	$2,540,550
Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/29	1,000	1,010,260
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/30	1,800	1,819,026
Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,570	1,581,963
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	1,015	1,028,276
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	1,150	1,159,971
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	8,080	8,410,957
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23(4)	10,070	1,346,258
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28(4)	3,100	307,799
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40(5)	15,000	3,599,850
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	10,200	7,411,524
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	25,000	5,369,000
Harris County, TX, Toll Road, Senior Lien, (BHAC), (NPFG), 5.00%, 8/15/33(1)	7,800	8,211,840
Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	6,710	6,983,366
Maryland Transportation Authority, (AGM), 5.00%, 7/1/35(1)	20,995	21,785,671
Maryland Transportation Authority, (AGM), 5.00%, 7/1/36(1)	14,000	14,500,920
Metropolitan Washington, D.C., Airports Authority, (BHAC), 5.00%, 10/1/29	1,785	1,908,004
New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	11,700	12,584,169
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.50%, 1/1/29	1,015	1,104,462
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.75%, 1/1/39	1,160	1,247,278
North Texas Tollway Authority, (BHAC), 5.75%, 1/1/48(1)	20,000	21,970,000
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/26(1)	10,000	11,189,200
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	1,605	782,357
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	1,950	884,891
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	1,000	422,620

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
San Joaquin Hills Transportation Corridor Agency, CA, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25	$26,215	$13,462,189
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	23,845	18,410,009

		$191,906,572

Insured – Water and Sewer — 16.6%
Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(1)	$2,000	$2,119,580
Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	3,185	3,473,720
Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	1,985	2,175,977
Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	3,170	3,423,029
Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	3,060	3,299,690
Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	13,670	9,450,071
DeKalb County, GA, Water and Sewer, (AGM), 5.25%, 10/1/32(1)	10,000	10,980,600
Detroit, MI, Water Supply System, (NPFG), 5.00%, 7/1/34	8,680	7,876,666
District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	8,500	8,884,710
Houston, TX, Utility System, (AGM), (BHAC), 5.00%, 11/15/33(1)	27,570	28,927,269
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/32	5,540	6,295,545
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/38	1,070	1,196,956
Massachusetts Water Resources Authority, (AMBAC), (BHAC), 4.00%, 8/1/40	9,095	8,718,558
New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40(1)	9,500	10,611,025
San Luis Obispo County, CA, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	3,535	3,385,858
Seattle, WA, Drain and Wastewater Revenue, (AGM), 5.00%, 6/1/38(1)	27,670	28,336,294

		$139,155,548

Lease Revenue / Certificates of Participation — 1.7%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$2,565	$2,718,669
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/30	335	362,417
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/30(1)	10,000	10,818,400

		$13,899,486

11	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 3.1%
New York, NY, Transitional Finance Authority, Building Aid Revenue, 5.00%, 7/15/36(1)	$10,750	$11,142,160
Oregon Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	9,200	10,286,520
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/29	3,135	3,066,939
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,700	1,646,552

		$26,142,171

Senior Living / Life Care — 0.1%
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	$1,175	$1,247,874

		$1,247,874

Special Tax Revenue — 7.0%
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 1/1/31(1)	$20,000	$21,775,000
Michigan Trunk Line Fund, 5.00%, 11/15/30	1,390	1,483,561
Michigan Trunk Line Fund, 5.00%, 11/15/31	1,500	1,594,545
Michigan Trunk Line Fund, 5.00%, 11/15/33	1,285	1,349,674
Michigan Trunk Line Fund, 5.00%, 11/15/36	1,020	1,064,921
New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/37(1)	20,000	20,971,000
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31	10,000	10,827,500

		$59,066,201

Transportation — 10.4%
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	$3,205	$3,422,171
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	4,950	5,252,247
Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	8,275	8,607,489
Los Angeles, CA, Department of Airports, (Los Angeles International Airport), 5.25%, 5/15/28	3,285	3,547,537
Metropolitan Transportation Authority, NY, 5.25%, 11/15/38	4,640	4,813,629
Metropolitan Transportation Authority, NY, 5.25%, 11/15/40	6,735	6,940,283
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	10,870	10,933,807
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.00%, 12/15/24	10,000	11,385,100

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New York Thruway Authority, 5.00%, 1/1/42	$1,110	$1,136,296
Orlando-Orange County, FL, Expressway Authority, Series A, 5.00%, 7/1/35	2,915	2,968,257
Orlando-Orange County, FL, Expressway Authority, Series A, 5.00%, 7/1/40	2,590	2,614,916
Pennsylvania Turnpike Commission, 6.00%, (0.00% until 12/1/15), 12/1/34	5,000	4,669,100
Port Authority of New York and New Jersey, 4.00%, 7/15/32(1)	9,650	9,548,868
Port Authority of New York and New Jersey, 5.00%, 7/15/39	5,000	5,141,600
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/41	1,170	1,145,804
Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/33	5,000	5,307,600

		$87,434,704

Water and Sewer — 8.3%
California Department of Water Resources, (Central Valley Project), 5.25%, 12/1/35(1)	$10,000	$10,946,000
Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/35	2,735	2,898,471
Chicago, IL, Water Revenue, 5.00%, 11/1/42	5,000	4,999,800
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	1,070	969,420
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,965	1,779,917
Detroit, MI, Water Supply System, 5.25%, 7/1/41	2,910	2,634,627
Honolulu, HI, City and County Wastewater System, 5.25%, 7/1/36(1)	9,750	10,514,497
King County, WA, Sewer Revenue, 5.00%, 1/1/34(1)	10,000	10,591,300
Marco Island, FL, Utility System, 5.00%, 10/1/34	1,445	1,493,248
Marco Island, FL, Utility System, 5.00%, 10/1/40	6,325	6,463,581
New York, NY, Municipal Water Finance Authority, 5.00%, 6/15/31	10,000	10,789,700
Portland, OR, Water System, 5.00%, 5/1/36	5,385	5,708,854

		$69,789,415

Total Tax-Exempt Municipal Securities — 171.0% (identified cost $1,411,398,842)		$1,432,237,074

12	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Corporate Bonds & Notes — 0.0%(6)

Security	Principal Amount (000’s omitted)	Value

Municipal — 0.0%(6)
Las Vegas Monorail Co., Jr. Subordinated Notes, 3.00% to 12/31/15, 5.50%, 7/15/55(7)(8)	$125	$12,613
Las Vegas Monorail Co., Sr. Secured Notes, 5.50%, 7/15/19(7)(8)	433	65,329

Total Corporate Bonds & Notes — 0.0%(6) (identified cost $16,361)		$77,942

Total Investments — 171.0% (identified cost $1,411,415,203)		$1,432,315,016

Other Assets, Less Liabilities — (71.0)%		$(594,867,889)

Net Assets — 100.0%		$837,447,127

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

At September 30, 2013, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments, is as follows:

Texas	12.9%
New York	10.5%
Others, representing less than 10% individually	76.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2013, 54.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.1% to 20.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	When-issued security.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Defaulted security. Issuer has defaulted on the payment of interest or has filed for bankruptcy.
(5)	Security is in default and making only partial interest payments.

(6)	Amount is less than 0.05%.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(8)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

13	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2013

Portfolio of Investments

Tax-Exempt Investments — 169.9%

Security	Principal Amount (000’s omitted)	Value

Education — 18.2%
California Educational Facilities Authority, (California Institute of Technology), 5.00%, 11/1/39(1)	$10,000	$10,513,100
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	2,680	2,938,406
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	550	589,947
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	940	992,950
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	1,375	1,424,706
California Educational Facilities Authority, (Santa Clara University), 5.00%, 2/1/29	3,630	3,879,381
California Educational Facilities Authority, (Stanford University), 5.00%, 6/1/43	5,250	6,061,440
California Educational Facilities Authority, (University of San Francisco), 6.125%, 10/1/36	650	744,816
California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/39	6,200	6,659,234
California Educational Facilities Authority, (University of the Pacific), 5.00%, 11/1/30	1,790	1,877,245
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31	1,175	1,220,519
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35	800	813,720
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26	2,270	2,485,877
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27	2,395	2,597,449
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28	2,520	2,712,452

		$45,511,242

Electric Utilities — 1.8%
Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	$1,890	$1,946,492
Vernon, Electric System Revenue, 5.125%, 8/1/21	2,375	2,560,226

		$4,506,718

General Obligations — 31.2%
Burbank Unified School District, (Election of 2013), 4.00%, 8/1/31(1)	$6,900	$6,710,733
California, 5.50%, 11/1/35	4,600	4,951,394
Contra Costa Community College District, (Election of 2006), 5.00%, 8/1/38	20	20,981
Contra Costa Community College District, (Election of 2006), 5.00%, 8/1/38(1)	9,750	10,228,335

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Foothill-De Anza Community College District, 5.00%, 8/1/36(1)	$10,000	$10,522,100
Larkspur-Corte Madera School District, (Election of 2011), 4.00%, 8/1/34	630	610,035
Larkspur-Corte Madera School District, (Election of 2011), 4.25%, 8/1/36	525	514,442
Palo Alto, (Election of 2008), 5.00%, 8/1/40(1)	7,020	7,422,948
San Bernardino Community College District, 4.00%, 8/1/27(1)	5,775	5,840,431
San Diego Community College District, (Election of 2002), 5.00%, 8/1/32	1,375	1,478,125
San Diego Community College District, (Election of 2006), 5.00%, 8/1/31	2,545	2,746,589
San Francisco Bay Area Rapid Transit District, (Election of 2004), 5.00%, 8/1/35	5,000	5,264,800
San Jose-Evergreen Community College District, (Election of 2010), 5.00%, 8/1/33	1,910	2,061,215
San Jose-Evergreen Community College District, (Election of 2010), 5.00%, 8/1/35	2,230	2,379,098
San Jose-Evergreen Community College District, (Election of 2010), 5.00%, 8/1/37	15	15,697
San Jose-Evergreen Community College District, (Election of 2010), 5.00%, 8/1/37(1)	4,975	5,206,139
Santa Monica-Malibu Unified School District, (Election 2006), 4.50%, 7/1/36(1)	12,000	12,198,360

		$78,171,422

Hospital — 15.1%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,000	$2,051,380
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	1,750	1,861,650
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	550	579,480
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	4,505	4,553,834
California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	1,795	1,832,480
California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	2,565	2,584,494
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	4,480	4,601,498
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,100	2,124,087
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31(1)	5,000	5,297,100
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	2,170	2,179,960

14	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Torrance, (Torrance Memorial Medical Center), 5.50%, 6/1/31	$3,950	$3,954,305
Washington Township Health Care District, 5.00%, 7/1/32	3,165	3,072,898
Washington Township Health Care District, 5.25%, 7/1/29	3,005	3,008,366

		$37,701,532

Insured – Education — 7.3%
California State University, (AGM), (BHAC), 5.00%, 11/1/39(1)	$8,250	$8,356,095
University of California, (AGM), 4.50%, 5/15/26(1)	3,095	3,177,729
University of California, (AGM), 4.50%, 5/15/28(1)	6,690	6,819,117

		$18,352,941

Insured – Electric Utilities — 16.4%
Anaheim Public Financing Authority, (Electric System District), (BHAC), (NPFG), 4.50%, 10/1/32(1)	$20,000	$20,422,199
Glendale, Electric System Revenue, (AGC), 5.00%, 2/1/31	2,240	2,344,586
Los Angeles Department of Water and Power, Electric System Revenue, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	6,750	7,412,175
Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	2,000	2,224,200
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	3,840	2,947,430
Sacramento Municipal Utility District, (AGM), 5.00%, 8/15/27	1,000	1,072,860
Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,000	4,665,920

		$41,089,370

Insured – General Obligations — 22.3%
Antelope Valley Community College District, (Election of 2004), (NPFG), 5.25%, 8/1/39	$4,175	$4,423,872
Burbank Unified School District, (Election of 1997), (NPFG), 0.00%, 8/1/21	4,135	3,172,786
Coast Community College District, (Election of 2002), (AGM), 0.00%, 8/1/34	23,150	7,634,407
Palm Springs Unified School District, (Election of 2008), (AGC), 5.00%, 8/1/33	4,500	4,667,850
Riverside Community College District, (Election of 2004), (AGM), (NPFG), 5.00%, 8/1/32	5,705	5,981,635
San Diego Community College District, (Election of 2006), (AGM), 5.00%, 8/1/32	15	16,221
San Diego Community College District, (Election of 2006), (AGM), 5.00%, 8/1/32(1)	6,100	6,596,479
San Diego Unified School District, (NPFG), 0.00%, 7/1/22	2,300	1,680,219
San Diego Unified School District, (NPFG), 0.00%, 7/1/23	5,000	3,435,650
San Juan Unified School District, (AGM), 0.00%, 8/1/21	5,630	4,343,263

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
San Mateo County, Community College District, (NPFG), 0.00%, 9/1/22	$4,840	$3,643,213
San Mateo County, Community College District, (NPFG), 0.00%, 9/1/23	4,365	3,102,948
San Mateo County, Community College District, (NPFG), 0.00%, 9/1/25	3,955	2,496,712
San Mateo Union High School District, (NPFG), 0.00%, 9/1/21	5,240	4,160,717
Ventura County, Community College District, (NPFG), 5.00%, 8/1/27	350	353,917

		$55,709,889

Insured – Hospital — 7.3%
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), (BHAC), 5.00%, 11/15/34	$2,205	$2,267,115
California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/31(1)	10,000	10,499,500
California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	3,500	3,513,300
California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(1)	2,000	2,012,400

		$18,292,315

Insured – Lease Revenue / Certificates of Participation — 6.0%
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$3,885	$4,673,849
San Diego County Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	10,000	10,417,000

		$15,090,849

Insured – Special Tax Revenue — 12.4%
Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$7,765	$6,115,171
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/31	595	534,405
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	7,240	6,195,703
Pomona, Public Financing Authority, (NPFG), 5.00%, 2/1/33	5,940	5,413,419
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	15,020	1,900,330
San Jose Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	3,680	3,025,438
Santa Clara Valley Transportation Authority, Sales Tax Revenue, (AMBAC), 5.00%, 4/1/32(1)	7,500	7,975,200

		$31,159,666

15	See Notes to Financial Statements.

Eaton Vance

California Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 2.1%
San Joaquin Hills, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	$3,445	$1,242,233
San Jose, Airport Revenue, (AMBAC), 5.00%, 3/1/33	1,885	1,900,815
San Jose, Airport Revenue, (AMBAC), 5.00%, 3/1/37	2,040	2,043,080

		$5,186,128

Insured – Water and Sewer — 10.4%
Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37(1)	$7,000	$7,136,990
East Bay Municipal Utility District, Water System Revenue, (AGM), (FGIC), 5.00%, 6/1/32	345	366,977
East Bay Municipal Utility District, Water System Revenue, (NPFG), 5.00%, 6/1/32(1)	6,500	6,914,050
Riverside, Water System Revenue, (AGM), 5.00%, 10/1/38	1,595	1,657,572
San Luis Obispo County, (Nacimiento Water Project), (BHAC), (NPFG), 5.00%, 9/1/38	5,000	5,146,650
San Luis Obispo County, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	2,750	2,633,977
Santa Clara Valley Water District, (AGM), 3.75%, 6/1/28	2,075	2,084,358

		$25,940,574

Special Tax Revenue — 5.3%
Riverside County Transportation Commission, Sales Tax Revenue, 5.25%, 6/1/39(1)	$6,285	$6,706,785
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, 5.00%, 7/1/36(1)	6,250	6,631,500

		$13,338,285

Transportation — 8.5%
Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.25%, 4/1/29(1)	$6,500	$7,282,275
Long Beach, Harbor Revenue, 5.00%, 5/15/27	1,960	2,140,006
Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)	7,500	7,812,675
San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	2,190	2,242,954
San Jose, Airport Revenue, 5.00%, 3/1/31	1,750	1,787,993

		$21,265,903

Water and Sewer — 5.6%
Beverly Hills Public Financing Authority, Water Revenue, 5.00%, 6/1/37	$10	$10,748
Beverly Hills Public Financing Authority, Water Revenue, 5.00%, 6/1/37(1)	5,725	6,153,631

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Los Angeles, Wastewater System Revenue, 5.00%, 6/1/43(1)	$7,500	$7,850,850

		$14,015,229

Total Tax-Exempt Investments — 169.9% (identified cost $418,324,951)		$425,332,063

Other Assets, Less Liabilities — (69.9)%		$(174,924,757)

Net Assets — 100.0%		$250,407,306

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2013, 49.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.8% to 18.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

16	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2013

Portfolio of Investments

Tax-Exempt Investments — 166.7%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 5.0%
New York Environmental Facilities Corp., 5.00%, 10/15/39	$3,360	$3,545,707
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 10/15/35	50	52,654
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 10/15/35(1)	6,100	6,423,727

		$10,022,088

Education — 29.1%
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/32	$1,330	$1,398,322
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/20	760	872,845
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/21	950	1,088,045
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/31	800	826,704
Hempstead Local Development Corp., (Adelphi University), 5.00%, 6/1/32	300	308,640
Monroe County Industrial Development Corp., (St. John Fisher College), 5.00%, 6/1/23	405	444,362
Monroe County Industrial Development Corp., (St. John Fisher College), 5.00%, 6/1/24	210	226,323
Monroe County Industrial Development Corp., (St. John Fisher College), 5.00%, 6/1/25	135	143,379
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39	240	250,181
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39(1)	10,000	10,424,200
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41(1)	10,000	10,622,700
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37(1)	5,700	6,071,526
New York Dormitory Authority, (New York University), 5.00%, 7/1/39(1)	10,000	10,323,400
New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/40	2,000	2,057,180
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	500	527,275
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	2,700	2,847,285
New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/26	1,175	1,282,466
New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/30	300	320,640

Security	Principal Amount (000’s omitted)	Value

Education (continued)
New York Dormitory Authority, (The New School), 5.50%, 7/1/40	$5,250	$5,468,610
Onondaga County Cultural Resources Trust, (Syracuse University), 5.00%, 12/1/38	3,305	3,449,428

		$58,953,511

Electric Utilities — 1.3%
Puerto Rico Electric Power Authority, 5.25%, 7/1/31	$3,615	$2,713,961

		$2,713,961

General Obligations — 12.1%
Arlington Central School District, 4.00%, 12/15/30	$1,540	$1,552,936
Long Beach City School District, 4.50%, 5/1/26	4,715	5,014,874
New York City, 5.00%, 8/1/34(1)	8,650	9,202,389
New York, 5.00%, 2/15/34(1)	7,250	7,718,277
Peekskill, 5.00%, 6/1/35	465	482,196
Peekskill, 5.00%, 6/1/36	490	506,229

		$24,476,901

Hospital — 10.5%
New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	$620	$666,587
New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	820	843,665
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.375%, 7/1/34(1)	9,325	9,346,913
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 5.00%, 5/1/20	1,065	1,221,683
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 5.00%, 5/1/26	2,055	2,124,007
Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	6,900	7,048,419

		$21,251,274

Housing — 1.7%
New York Housing Development Corp., 4.95%, 11/1/39	$2,500	$2,514,425
New York Mortgage Agency, 3.55%, 10/1/33	1,000	839,560

		$3,353,985

Industrial Development Revenue — 1.0%
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$490	$519,758
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,440	1,571,889

		$2,091,647

17	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 18.2%
New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$925	$931,947
New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,750	1,954,365
New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(1)	10,750	10,885,127
New York Dormitory Authority, (Pratt Institute), (AGC), 5.00%, 7/1/34	1,555	1,618,693
New York Dormitory Authority, (Pratt Institute), (AGC), 5.125%, 7/1/39	2,405	2,491,363
New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	3,750	3,803,175
New York Dormitory Authority, (State University), (BHAC), 5.00%, 7/1/38(1)	8,500	8,606,845
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/34	5,555	2,155,507
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/36	8,455	2,977,175
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/37	4,000	1,342,720

		$36,766,917

Insured – Electric Utilities — 6.3%
Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,000	$5,603,200
New York Power Authority, (BHAC), (NPFG), 4.50%, 11/15/47(1)	7,210	7,245,833

		$12,849,033

Insured – Escrowed / Prerefunded — 3.1%
Madison County Industrial Development Agency, (Colgate University), (NPFG), Prerefunded to 7/1/14, 5.00%, 7/1/39	$4,000	$4,144,200
New York City, (AGM), Prerefunded to 4/1/16, 5.00%, 4/1/22	1,920	2,133,600

		$6,277,800

Insured – General Obligations — 8.3%
Brentwood Union Free School District, (AGC), 4.75%, 11/15/23	$2,290	$2,566,037
Brentwood Union Free School District, (AGC), 5.00%, 11/15/24	2,390	2,689,013
East Northport Fire District, (AGC), 4.50%, 11/1/20	200	227,412
East Northport Fire District, (AGC), 4.50%, 11/1/21	200	224,368
East Northport Fire District, (AGC), 4.50%, 11/1/22	200	222,456
East Northport Fire District, (AGC), 4.50%, 11/1/23	200	221,136
Eastchester Union Free School District, (AGM), 3.75%, 6/15/21	255	272,873
Eastchester Union Free School District, (AGM), 4.00%, 6/15/23	175	185,665

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Freeport, (AGC), 5.00%, 10/15/20	$185	$212,276
Freeport, (AGC), 5.00%, 10/15/21	195	220,900
Hauppauge Union Free School District, (AGC), 4.00%, 7/15/24	940	994,501
Hoosic Valley Central School District, (AGC), 4.00%, 6/15/23	1,110	1,182,427
Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	820	870,274
Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24	860	910,723
New York City, (AGM), 5.00%, 4/1/22	330	360,027
Wantagh Union Free School District, (AGC), 4.50%, 11/15/19	785	876,272
Wantagh Union Free School District, (AGC), 4.50%, 11/15/20	825	909,447
Wantagh Union Free School District, (AGC), 4.75%, 11/15/22	905	987,337
Wantagh Union Free School District, (AGC), 4.75%, 11/15/23	950	1,029,087
William Floyd Union Free School District, (AGC), 4.00%, 12/15/24	1,590	1,675,987

		$16,838,218

Insured – Hospital — 3.5%
New York Dormitory Authority, (Hudson Valley Hospital Center), (AGM), (BHAC), 5.00%, 8/15/36	$4,355	$4,418,888
New York Dormitory Authority, (Maimonides Medical Center), (NPFG), 5.00%, 8/1/33	2,525	2,623,904

		$7,042,792

Insured – Housing — 1.3%
New York Housing Development Corp., (NPFG), 5.00%, 7/1/25	$2,350	$2,538,823

		$2,538,823

Insured – Other Revenue — 6.1%
New York City Cultural Resources Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44	$2,055	$2,055,226
New York City Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	6,115	5,907,579
New York City Transitional Finance Authority, (BHAC), 5.50%, 7/15/38	4,050	4,483,917

		$12,446,722

Insured – Solid Waste — 2.2%
Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,490	$1,218,686
Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	1,090	807,178
Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	3,635	2,407,351

		$4,433,215

18	See Notes to Financial Statements.

Eaton Vance

New York Municipal Bond Fund

September 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 6.2%
New York State Housing Finance Agency, (AGM), 5.00%, 3/15/37	$2,415	$2,482,379
New York Thruway Authority, Miscellaneous Tax Revenue, (AMBAC), 5.50%, 4/1/20	2,175	2,623,050
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	3,000	539,850
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	4,000	886,640
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	6,705	848,317
Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	850	882,232
Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/32	4,185	4,329,382

		$12,591,850

Insured – Transportation — 8.9%
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/24(1)	$5,600	$6,335,390
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/33(1)	11,000	11,640,090

		$17,975,480

Insured – Water and Sewer — 3.0%
Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.125%, 11/1/23	$300	$343,155
Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.375%, 11/1/28	3,835	4,303,867
Suffolk County Water Authority, (NPFG), 4.50%, 6/1/25	1,475	1,505,813

		$6,152,835

Other Revenue — 5.9%
Battery Park City Authority, 5.00%, 11/1/34	$5,225	$5,730,048
Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	4,900	1,771,791
New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	4,110	4,363,012

		$11,864,851

Special Tax Revenue — 15.8%
Metropolitan Transportation Authority Dedicated Tax Fund, 5.00%, 11/15/31(1)	$10,000	$10,789,500
New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/35(1)	10,000	10,525,800
New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(1)(2)	1,000	1,105,360
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31(1)	6,500	7,037,875
New York Thruway Authority, Miscellaneous Tax Revenue, 5.00%, 4/1/26	2,370	2,598,634

		$32,057,169

Security	Principal Amount (000’s omitted)	Value

Transportation — 11.5%
Metropolitan Transportation Authority, 5.25%, 11/15/38	$3,430	$3,558,351
Nassau County Bridge Authority, 5.00%, 10/1/35	1,565	1,589,007
Nassau County Bridge Authority, 5.00%, 10/1/40	300	303,711
New York Thruway Authority, 5.00%, 1/1/37	7,380	7,605,828
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/38(1)	10,000	10,221,500

		$23,278,397

Water and Sewer — 5.7%
Albany Municipal Water Finance Authority, 5.00%, 12/1/26	$755	$832,901
Albany Municipal Water Finance Authority, 5.00%, 12/1/29	500	536,690
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/34	1,000	1,063,790
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/44(1)	8,750	9,031,750

		$11,465,131

Total Tax-Exempt Investments — 166.7% (identified cost $328,936,883)		$337,442,600

Other Assets, Less Liabilities — (66.7)%		$(134,990,131)

Net Assets — 100.0%		$202,452,469

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2013, 40.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 13.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $355,360.

19	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Statements of Assets and Liabilities

	September 30, 2013
Assets	Municipal Fund	California Fund	New York Fund
Investments —
Identified cost	$1,411,415,203	$418,324,951	$328,936,883
Unrealized appreciation	20,899,813	7,007,112	8,505,717
Investments, at value	$1,432,315,016	$425,332,063	$337,442,600
Cash	$7,139,981	$4,462,597	$3,511,689
Restricted cash*	1,048,000	575,000	225,000
Interest receivable	19,064,752	5,355,665	4,377,827
Receivable for investments sold	141,557	24,641	40,530
Receivable for variation margin on open financial futures contracts	21,188	1,578	4,688
Deferred debt issuance costs	615,910	168,513	53,956
Total assets	$1,460,346,404	$435,920,057	$345,656,290

Liabilities
Payable for floating rate notes issued	$610,570,000	$184,800,000	$142,670,000
Payable for when-issued securities	10,185,025	—	—
Payable to affiliates:
Investment adviser fee	728,438	220,696	180,463
Interest expense and fees payable	1,208,644	361,870	226,399
Accrued expenses	207,170	130,185	126,959
Total liabilities	$622,899,277	$185,512,751	$143,203,821
Net Assets	$837,447,127	$250,407,306	$202,452,469

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$681,683	$217,562	$158,966
Additional paid-in capital	958,234,857	306,726,139	223,846,507
Accumulated net realized loss	(141,424,528)	(64,368,647)	(30,908,122)
Accumulated undistributed (distributions in excess of) net investment income	(362,515)	1,327,696	969,655
Net unrealized appreciation	20,317,630	6,504,556	8,385,463
Net Assets	$837,447,127	$250,407,306	$202,452,469

Common Shares Outstanding	68,168,250	21,756,186	15,896,585

Net Asset Value
Net assets ÷ common shares issued and outstanding	$12.29	$11.51	$12.74

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

20	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Statements of Operations

	Year Ended September 30, 2013
Investment Income	Municipal Fund	California Fund	New York Fund
Interest	$67,265,051	$19,778,431	$15,284,310
Total investment income	$67,265,051	$19,778,431	$15,284,310

Expenses
Investment adviser fee	$9,840,016	$2,978,448	$2,348,558
Trustees’ fees and expenses	60,366	18,571	14,673
Custodian fee	308,534	181,155	154,211
Transfer and dividend disbursing agent fees	19,770	18,562	18,730
Legal and accounting services	266,084	82,578	80,307
Printing and postage	74,203	22,763	19,235
Interest expense and fees	4,278,611	1,249,417	927,019
Miscellaneous	74,773	36,012	33,301
Total expenses	$14,922,357	$4,587,506	$3,596,034
Deduct —
Reduction of custodian fee	$2,396	$1,251	$526
Total expense reductions	$2,396	$1,251	$526

Net expenses	$14,919,961	$4,586,255	$3,595,508

Net investment income	$52,345,090	$15,192,176	$11,688,802

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(13,592,611)	$(5,337,227)	$(1,763,824)
Extinguishment of debt	(115,118)	(32,635)	—
Financial futures contracts	4,150,075	2,083,552	955,921
Net realized loss	$(9,557,654)	$(3,286,310)	$(807,903)
Change in unrealized appreciation (depreciation) —
Investments	$(113,335,035)	$(29,201,066)	$(27,177,898)
Financial futures contracts	(674,640)	(421,507)	(147,656)
Net change in unrealized appreciation (depreciation)	$(114,009,675)	$(29,622,573)	$(27,325,554)

Net realized and unrealized loss	$(123,567,329)	$(32,908,883)	$(28,133,457)

Net decrease in net assets from operations	$(71,222,239)	$(17,716,707)	$(16,444,655)

21	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Statements of Changes in Net Assets

	Year Ended September 30, 2013
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund
From operations —
Net investment income	$52,345,090	$15,192,176	$11,688,802
Net realized loss from investment transactions, extinguishment of debt and financial futures contracts	(9,557,654)	(3,286,310)	(807,903)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(114,009,675)	(29,622,573)	(27,325,554)
Net decrease in net assets from operations	$(71,222,239)	$(17,716,707)	$(16,444,655)
Distributions to common shareholders —
From net investment income	$(52,214,271)	$(14,228,546)	$(10,936,048)
Total distributions to common shareholders	$(52,214,271)	$(14,228,546)	$(10,936,048)
Capital share transactions —
Reinvestment of distributions to common shareholders	$356,129	$—	$40,685
Net increase in net assets from capital share transactions	$356,129	$—	$40,685

Net decrease in net assets	$(123,080,381)	$(31,945,253)	$(27,340,018)

Net Assets
At beginning of year	$960,527,508	$282,352,559	$229,792,487
At end of year	$837,447,127	$250,407,306	$202,452,469

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(362,515)	$1,327,696	$969,655

22	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2012
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund
From operations —
Net investment income	$51,959,034	$14,986,278	$11,564,459
Net realized gain (loss) from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(3,852,430)	(5,900,537)	2,773,656
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	111,234,773	33,765,761	17,979,700
Net increase in net assets from operations	$159,341,377	$42,851,502	$32,317,815
Distributions to common shareholders —
From net investment income	$(54,964,947)	$(15,903,902)	$(11,840,617)
Total distributions to common shareholders	$(54,964,947)	$(15,903,902)	$(11,840,617)
Capital share transactions —
Reinvestment of distributions to common shareholders	$446,577	$110,639	$312,111
Net increase in net assets from capital share transactions	$446,577	$110,639	$312,111

Net increase in net assets	$104,823,007	$27,058,239	$20,789,309

Net Assets
At beginning of year	$855,704,501	$255,294,320	$209,003,178
At end of year	$960,527,508	$282,352,559	$229,792,487

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(411,732)	$417,199	$283,114

23	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Statements of Cash Flows

	Year Ended September 30, 2013
Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund
Net decrease in net assets from operations	$(71,222,239)	$(17,716,707)	$(16,444,655)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(265,105,516)	(108,504,335)	(53,234,757)
Investments sold	278,657,220	109,525,907	42,894,246
Net amortization/accretion of premium (discount)	(4,162,907)	(714,259)	(13,372)
Amortization of deferred debt issuance costs	117,943	20,110	18,209
Decrease in restricted cash	188,000	300,000	15,000
Decrease (increase) in interest receivable	(179,137)	173,963	(202,073)
Decrease in receivable for variation margin on open financial futures contracts	20,187	25,797	4,687
Decrease in receivable from the transfer agent	93,779	—	20,736
Increase (decrease) in payable to affiliate for investment adviser fee	(78,963)	(1,414)	8,237
Increase (decrease) in interest expense and fees payable	(138,152)	(84,761)	4,812
Decrease in accrued expenses	(8,752)	(17,180)	(6,920)
Net change in unrealized (appreciation) depreciation from investments	113,335,035	29,201,066	27,177,898
Net realized loss from investments	13,592,611	5,337,227	1,763,824
Net realized loss on extinguishment of debt	115,118	32,635	—
Net cash provided by operating activities	$65,224,227	$17,578,049	$2,005,872

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(51,858,142)	$(14,228,546)	$(10,895,363)
Proceeds from secured borrowings	96,385,000	57,565,000	28,380,000
Repayment of secured borrowings	(99,145,000)	(54,040,000)	(15,745,000)
Decrease in due to custodian	(3,466,104)	(2,411,906)	(233,820)
Net cash provided by (used in) financing activities	$(58,084,246)	$(13,115,452)	$1,505,817

Net increase in cash	$7,139,981	$4,462,597	$3,511,689

Cash at beginning of year	$—	$—	$—

Cash at end of year	$7,139,981	$4,462,597	$3,511,689

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$356,129	$—	$40,685
Cash paid for interest and fees	4,298,820	1,314,068	903,998

24	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Financial Highlights

	Municipal Fund
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$14.100	$12.560	$13.080	$13.170	$11.080

Income (Loss) From Operations
Net investment income(1)	$0.768	$0.763	$0.878	$0.878	$0.846
Net realized and unrealized gain (loss)	(1.812)	1.584	(0.482)	(0.059)	2.051

Total income (loss) from operations	$(1.044)	$2.347	$0.396	$0.819	$2.897

Less Distributions
From net investment income	$(0.766)	$(0.807)	$(0.916)	$(0.909)	$(0.807)

Total distributions	$(0.766)	$(0.807)	$(0.916)	$(0.909)	$(0.807)

Net asset value — End of year	$12.290	$14.100	$12.560	$13.080	$13.170

Market value — End of year	$11.560	$14.460	$12.350	$13.900	$13.160

Total Investment Return on Net Asset Value(2)	(7.59)%	19.33%	3.89%	6.77%	28.15%

Total Investment Return on Market Value(2)	(15.17)%	24.45%	(3.87)%	13.55%	27.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$837,447	$960,528	$855,705	$889,539	$893,391
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.15%	1.30%	1.25%	1.12%	1.04%
Interest and fee expense(4)	0.47%	0.48%	0.56%	0.54%	1.33%
Total expenses(3)	1.62%	1.78%	1.81%	1.66%	2.37%
Net investment income	5.67%	5.75%	7.54%	7.04%	7.94%
Portfolio Turnover	18%	17%	18%	18%	19%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

25	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Financial Highlights — continued

	California Fund
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$12.980	$11.740	$12.610	$12.940	$11.310

Income (Loss) From Operations
Net investment income(1)	$0.698	$0.689	$0.801	$0.847	$0.827
Net realized and unrealized gain (loss)	(1.514)	1.282	(0.822)	(0.331)	1.570

Total income (loss) from operations	$(0.816)	$1.971	$(0.021)	$0.516	$2.397

Less Distributions
From net investment income	$(0.654)	$(0.731)	$(0.849)	$(0.846)	$(0.767)

Total distributions	$(0.654)	$(0.731)	$(0.849)	$(0.846)	$(0.767)

Net asset value — End of year	$11.510	$12.980	$11.740	$12.610	$12.940

Market value — End of year	$10.330	$12.650	$12.270	$13.300	$12.970

Total Investment Return on Net Asset Value(2)	(6.18)%	17.34%	0.48%	4.53%	22.99%

Total Investment Return on Market Value(2)	(13.60)%	9.42%	(0.43)%	10.00%	25.72%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$250,407	$282,353	$255,294	$273,914	$280,743
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.22%	1.25%	1.42%	1.16%	1.06%
Interest and fee expense(3)	0.46%	0.48%	0.57%	0.56%	1.28%
Total expenses before custodian fee reduction	1.68%	1.73%	1.99%	1.72%	2.34%
Expenses after custodian fee reduction excluding interest and fees	1.22%	1.25%	1.42%	1.16%	1.04%
Net investment income	5.56%	5.57%	7.20%	7.01%	7.64%
Portfolio Turnover	22%	27%	21%	11%	8%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

26	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Financial Highlights — continued

	New York Fund
	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$14.460	$13.170	$13.610	$13.640	$11.650

Income (Loss) From Operations
Net investment income(1)	$0.735	$0.728	$0.797	$0.831	$0.790
Net realized and unrealized gain (loss)	(1.767)	1.308	(0.412)	(0.041)	1.934

Total income (loss) from operations	$(1.032)	$2.036	$0.385	$0.790	$2.724

Less Distributions
From net investment income	$(0.688)	$(0.746)	$(0.825)	$(0.820)	$(0.734)

Total distributions	$(0.688)	$(0.746)	$(0.825)	$(0.820)	$(0.734)

Net asset value — End of year	$12.740	$14.460	$13.170	$13.610	$13.640

Market value — End of year	$11.540	$14.660	$13.450	$14.010	$14.120

Total Investment Return on Net Asset Value(2)	(7.16)%	15.87%	3.37%	6.16%	24.78%

Total Investment Return on Market Value(2)	(17.05)%	15.03%	2.56%	5.56%	37.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$202,452	$229,792	$209,003	$215,453	$215,303
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.21%	1.22%	1.39%	1.12%	1.04%
Interest and fee expense(3)	0.42%	0.43%	0.52%	0.55%	1.34%
Total expenses before custodian fee reduction	1.63%	1.65%	1.91%	1.67%	2.38%
Expenses after custodian fee reduction excluding interest and fees	1.21%	1.22%	1.39%	1.12%	1.03%
Net investment income	5.29%	5.29%	6.37%	6.30%	6.83%
Portfolio Turnover	12%	17%	29%	11%	21%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

27	See Notes to Financial Statements.

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. The Funds’ investment objective is to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2013, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and are treated as realized prior to the utilization of the capital loss carryforward. The amounts and expiration dates of the capital loss carryforwards and the amounts of the deferred capital losses are as follows:

Expiration Date	Municipal Fund	California Fund	New York Fund

September 30, 2015	$31,250	$—	$—
September 30, 2016	6,857,645	533,889	—
September 30, 2017	18,034,628	4,562,453	7,946,914
September 30, 2018	56,183,712	23,169,615	8,909,352
September 30, 2019	16,458,561	7,665,268	6,463,209

Total capital loss carryforward	$97,565,796	$35,931,225	$23,319,475

Deferred capital losses	$48,053,779	$27,483,193	$7,430,247

28

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

As of September 30, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2013. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2013, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Municipal Fund	California Fund	New York Fund

Floating Rate Notes Outstanding	$610,570,000	$184,800,000	$142,670,000
Interest Rate or Range of Interest Rates (%)	0.07 - 0.52	0.07 - 0.12	0.07 - 0.11
Collateral for Floating Rate Notes Outstanding	$697,933,441	$217,629,196	$166,405,487

29

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

For the year ended September 30, 2013, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were as follows:

	Municipal Fund	California Fund	New York Fund

Average Floating Rate Notes Outstanding	$612,855,274	$192,061,630	$141,458,986
Average Interest Rate	0.70%	0.65%	0.66%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds’ exposure under shortfall and forbearance agreements that were entered into as of September 30, 2013 was approximately $261,000 for Municipal Fund and none for California Fund and New York Fund.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards). Distributions are recorded on the ex-dividend date.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent

30

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013
	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$52,180,276	$14,225,931	$10,935,903
Ordinary income	33,995	2,615	145

	Year Ended September 30, 2012
	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$54,887,510	$15,878,359	$11,824,850
Ordinary income	77,437	25,543	15,767

During the year ended September 30, 2013, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount:

	Municipal Fund	California Fund	New York Fund

Change in:
Paid-in capital	$—	$—	$(125,998)
Accumulated net realized loss	$81,602	$53,133	$192,211
Accumulated undistributed (distributions in excess of) net investment income	$(81,602)	$(53,133)	$(66,213)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Municipal Fund	California Fund	New York Fund

Undistributed tax-exempt income	$889,044	$1,327,696	$969,655
Capital loss carryforward and deferred capital losses	$(145,619,575)	$(63,414,418)	$(30,749,722)
Net unrealized appreciation	$23,261,118	$5,550,327	$8,227,063

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, residual interest bonds, expeditures on defaulted bonds, futures contracts and accretion of market discount.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. For New York Fund, the fee is computed at an annual rate of 0.65% of its average weekly gross assets. For Municipal Fund and California Fund, prior to May 1, 2013, the fee was computed at an annual rate of 0.65% of each Fund’s average weekly gross assets. Pursuant to a fee reduction agreement between each of Municipal Fund and California Fund and EVM, commencing May 1, 2013, the annual fee was reduced by 0.025% to 0.625% and will

31

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

be reduced by another 0.025% commencing May 1, 2014. The fee reductions cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. The investment adviser fee is payable monthly. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2013, the investment adviser fees were as follows:

	Municipal Fund	California Fund	New York Fund

Investment Adviser Fee	$9,840,016	$2,978,448	$2,348,558

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2013 were as follows:

	Municipal Fund	California Fund	New York Fund

Purchases	$275,290,541	$101,212,023	$53,234,757
Sales	$278,722,336	$104,050,548	$42,934,776

5  Common Shares of Beneficial Interest

Common shares issued pursuant to the Funds’ dividend reinvestment plan for the years ended September 30, 2013 and September 30, 2012 were as follows:

	Municipal Fund	California Fund	New York Fund

Year Ended September 30, 2013	24,971	—	2,812
Year Ended September 30, 2012	33,515	9,232	22,680

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2013, as determined on a federal income tax basis, were as follows:

	Municipal Fund	California Fund	New York Fund

Aggregate cost	$798,483,898	$234,981,736	$186,545,537

Gross unrealized appreciation	$60,173,805	$14,204,839	$14,199,271
Gross unrealized depreciation	(36,912,687)	(8,654,512)	(5,972,208)

Net unrealized appreciation	$23,261,118	$5,550,327	$8,227,063

32

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

7  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2013 is as follows:

Futures Contracts
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

Municipal	12/13	339 U.S. Long Treasury Bond	Short	$(44,631,942)	$(45,214,125)	$(582,183)
California	12/13	125 U.S. 10-Year Treasury Note	Short	$(15,487,076)	$(15,798,828)	$(311,752)
	12/13	119 U.S. Long Treasury Bond	Short	(15,680,821)	(15,871,625)	(190,804)
New York	12/13	75 U.S. Long Treasury Bond	Short	$(9,882,871)	$(10,003,125)	$(120,254)

At September 30, 2013, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2013 were as follows:

	Municipal Fund		California Fund		New York Fund

Liability Derivative:
Futures Contracts	$(582,183	)(1)	$(502,556	)(1)	$(120,254	)(1)

Total	$(582,183)		$(502,556)		$(120,254)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2013 was as follows:

	Municipal Fund		California Fund		New York Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$4,150,075	(1)	$2,083,552	(1)	$955,921	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(674,640	)(2)	$(421,507	)(2)	$(147,656	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

33

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

The average notional amounts of futures contracts outstanding during the year ended September 30, 2013, which are indicative of the volume of this derivative type, were approximately as follows:

	Municipal Fund	California Fund	New York Fund

Average Notional Amount:
Futures Contracts	$33,923,000	$32,477,000	$7,500,000

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2013, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Municipal Fund
Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Municipal Securities	$—	$1,432,237,074	$—	$1,432,237,074
Corporate Bonds & Notes	—	—	77,942	77,942

Total Investments	$—	$1,432,237,074	$77,942	$1,432,315,016

Liability Description
Futures Contracts	$(582,183)	$—	$—	$(582,183)

Total	$(582,183)	$—	$—	$(582,183)

California Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$—	$425,332,063	$—	$425,332,063

Total Investments	$—	$425,332,063	$—	$425,332,063

Liability Description

Futures Contracts	$(502,556)	$—	$—	$(502,556)

Total	$(502,556)	$—	$—	$(502,556)

34

Eaton Vance

Municipal Bond Funds

September 30, 2013

Notes to Financial Statements — continued

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$337,442,600	$—	$337,442,600

Total Investments	$—	$337,442,600	$—	$337,442,600

Liability Description

Futures Contracts	$(120,254)	$—	$—	$(120,254)

Total	$(120,254)	$—	$—	$(120,254)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

California Fund and New York Fund held no investments or other financial instruments as of September 30, 2012 whose fair value was determined using Level 3 inputs. Level 3 investments held by Municipal Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2013 is not presented.

At September 30, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

35

Eaton Vance

Municipal Bond Funds

September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund as of September 30, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2013

36

Eaton Vance

Municipal Bond Funds

September 30, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of distributions as exempt-interest dividends:

Municipal Bond Fund	99.93%
California Municipal Bond Fund	99.98%
New York Municipal Bond Fund	100.00%

37

Eaton Vance

Municipal Bond Funds

September 30, 2013

Annual Meeting of Shareholders (Unaudited)

The Funds held their Annual Meeting of Shareholders on July 19, 2013. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class II Trustees of each Fund for a three-year term expiring in 2016.

	Nominee for Class II Trustee Elected by All Shareholders: Scott E. Eston	Nominee for Class II Trustee Elected by All Shareholders: Benjamin C. Esty	Nominee for Class II Trustee Elected by All Shareholders: Thomas E. Faust Jr.	Nominee for Class II Trustee Elected by All Shareholders: Allen R. Freedman
Municipal Fund
For	61,277,138	61,126,242	61,104,276	60,989,163
Withheld	1,497,844	1,648,740	1,670,706	1,785,819
California Fund
For	18,527,977	18,535,213	18,504,327	18,511,610
Withheld	1,310,242	1,303,006	1,333,892	1,326,609
New York Fund
For	14,124,786	14,040,222	14,302,492	14,017,354
Withheld	611,094	695,658	433,388	718,526

38

Eaton Vance

Municipal Bond Funds

September 30, 2013

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that each Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by each Fund. Plan participants will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

39

Eaton Vance

Municipal Bond Funds

September 30, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of September 30, 2013, Fund records indicate that there are 178, 31 and 44 registered shareholders for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively, and approximately 24,229, 6,080 and 5,007 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE MKT symbols

Municipal Bond Fund                                                      EIM

California Municipal Bond Fund                                    EVM

New York Municipal Bond Fund                                    ENX

40

Eaton Vance

Municipal Bond Funds

September 30, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

41

Eaton Vance

Municipal Bond Funds

September 30, 2013

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance Municipal Bond Fund

•	Eaton Vance California Municipal Bond Fund

•	Eaton Vance New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

42

Eaton Vance

Municipal Bond Funds

September 30, 2013

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2012 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance in light of, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income over time through investments that, relative to its peer universe, focus on higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk, consistent with each Fund’s objective of providing current income. The Board concluded that each Fund’s performance had been satisfactory on the basis of current income return, and that it was appropriate to continue to monitor the effectiveness of the actions taken by the Adviser to improve Fund performance on the basis of total return, which the Board noted had improved for periods ended as of December 31, 2012.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that, at the request of the Contract Review Committee, the Adviser had undertaken to permanently reduce fees of the Eaton Vance California Municipal Bond Fund and the Eaton Vance Municipal Bond Fund in an agreed upon amount, such reduction to be effective May 1, 2013. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Funds are not continuously offered and that the Funds’ assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedules is not appropriate at this time.

43

Eaton Vance

Municipal Bond Funds

September 30, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Bond Fund (EIM), Eaton Vance California Municipal Bond Fund (EVM) and Eaton Vance New York Municipal Bond Fund (ENX), (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Funds	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2016. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2016. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class II Trustee	Until 2016. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2016. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class I Trustee	Until 2015. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2014. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

44

Eaton Vance

Municipal Bond Funds

September 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2015. 3 years. Trustee since 2002.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2014. 2 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class I Trustee	Until 2015. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Funds	Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 1963	President of EVM and ENX	Since 2005	Vice President of EVM and BMR.

Thomas M. Metzold 1958	President of EIM	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

45

Eaton Vance

Municipal Bond Funds

September 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Funds	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Funds since 2007.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Funds’ Board of Trustees approved a share repurchase program authorizing each Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, will be disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

47

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1453-11/13	CE-IMBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2012 and September 30, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/12	9/30/13
Audit Fees	$68,210	$69,010
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,550	$14,060
All Other Fees(3)	$310	$0

Total	$82,070	$83,070

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2012 and September 30, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/12	9/30/13
Registrant	$13,860	$14,060
Eaton Vance(1)	$606,619	$369,820

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

Cynthia J. Clemson, William H. Ahern, Jr. and Craig R. Brandon are the portfolio managers of Eaton Vance California Municipal Bond Fund, Eaton Vance Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, respectively, and are responsible for the overall and day-to-day management of each Fund’s investments.

Ms. Clemson has been an Eaton Vance portfolio manager since 1991 and is a Vice President of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”). Mr. Ahern has been an Eaton Vance portfolio manager since 1993 and is a Vice President of EVM and BMR. Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Cynthia J. Clemson
Registered Investment Companies	11	$2,676.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William H. Ahern, Jr.
Registered Investment Companies	14	$3,157.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Craig R. Brandon
Registered Investment Companies	15	$1,788.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund
California Municipal Bond Fund
Cynthia J. Clemson	None

Municipal Bond Fund
William H. Ahern, Jr.	None

New York Municipal Bond Fund
Craig R. Brandon	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance California Municipal Bond Fund

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 7, 2013

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	November 7, 2013